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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OR EARLIEST EVENT REPORTED): NOVEMBER 23, 1998


                               CONCORD EFS, INC.
                        ------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    000-13848               04-2462252
-------------------------------       ------------       ----------------------
(State or other jurisdiction or       (Commission           (I.R.S. Employer
Incorporation of Organization)        File Number)       Identification Number)

    2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee         38133
    ------------------------------------------------------         -----
           (Address of Principal Executive Offices)              (Zip Code)

                                (901) 371-8000
                                --------------
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

The Boards of Directors of Concord EFS, Inc. (Concord) and Electronic Payment Services, Inc. (EPS) announced the signing of an Agreement and Plan of Merger dated November 23, 1998 (the "Merger Agreement") pursuant to which Concord will acquire all of the outstanding common stock of EPS. At the consummation of the Merger Concord will issue approximately 32,310,000 shares of Concord common stock. The Merger is intended to be qualified as a tax-free reorganization and recorded for accounting purposes as a pooling of interests. The Merger Agreement is subject to approval of the Board of Governors of the Federal Reserve System and the stockholders of Concord.

EPS owns and operates electronic data processing and data-capture networks that process transactions originating at Automated Teller Machines (ATMs) as well as Point of Sale (POS) terminals. EPS's main subsidiaries are the Buypass Corporation and Money Access Service, Inc. (MAS). Buypass is a major third-party POS processor and debit transaction acquirer. MAS is an ATM terminal driver and operates the MAC EFT network. If the Merger is approved, EPS will continue to operate its business as a wholly-owned subsidiary of Concord.

EPS is a private company principally owned by five bank holding companies. Due to the fact the Merger Agreement is subject to regulatory and shareholder approval, Concord does not at this time deem the transaction to be "probable" under Rule 3-05 of Regulation S-X as promulgated by the Securities and Exchange Commission. However, Concord is voluntarily providing the Audited Consolidated Financial Statements of EPS included in Exhibit B and the Unaudited Consolidated Selected Financial Information of EPS included in Exhibit C.

Assuming all regulatory and stockholder approvals are obtained and all other conditions precedent to the Merger Agreement are satisfied, the Company currently expects the transaction to be completed late in the first quarter of 1999.

LISTING OF EXHIBITS

Exhibit A:  Press Release dated November 23, 1998, "Concord EFS, Inc. and
            Electronic Payment Services, Inc. Execute Merger Agreement."

Exhibit B:  Consolidated Financial Statements of Electronic Payment
            Services, Inc.

Exhibit C:  Unaudited Consolidated Selected Financial Information of Electronic
            Payment Services, Inc. As of September 30, 1998 and for the nine months ended September 30, 1998 and 1997.

Exhibit D:  Consent of Independent Auditors


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONCORD EFS, Inc
                                     (Registrant)

Date November 23, 1998             By: /s/ Thomas J. Dowling
                                       -----------------------
                                       Thomas J. Dowling
                                       Chief Financial Officer